    As filed with the Securities and Exchange Commission on February 27, 2003

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 21, 2003
                                                         -----------------



                            Tufco Technologies, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                     0-21108               39-1723477
----------------------------        ------------         -------------------
(State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)             File Number)         Identification No.)




   PO Box 23500, Green Bay, Wisconsin                          54305
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code:  920.336.0054
                                                     ------------


================================================================================

ITEM 5. OTHER EVENTS

             On February 21, 2003, Tufco Technologies, Inc. (the "Company") entered into an Asset and Stock Purchase Agreement with Trimaco, LLC (the "Purchaser"), pursuant to which the Company has agreed to sell the assets of its Paint Sundries Division (the "Business"), including the capital stock of Foremost Manufacturing, Inc., a wholly owned subsidiary of the Company, and the Company's Manning, South Carolina manufacturing plant to the Purchaser. The aggregate consideration for the Business is $12,097,241 million in cash (subject to adjustment to reflect actual working capital at the closing) and includes the assumption by the Purchaser of certain liabilities related to the Business. This transaction, which is subject to completion by Buyer of its financing arrangements, certain material third party consents and customary closing conditions, is expected to close on or before April 30, 2003. It is expected that all employees of the Manning plant as well as employees of the Business' Saint Louis sales and customer service office will become employees of the Purchaser. The Purchaser is a newly-formed company of which Charles Cobaugh is a Member. Mr. Cobaugh is the current Vice President and Paint Sundries Sector Leader of the Company. Mr. Cobaugh will resign his position with the Company in connection with the closing of the transaction. The Asset and Stock Purchase Agreement has been filed as Exhibit 2.1 to this report.

A copy of the Company's press release, dated February 21, 2003, announcing the Company's entry into the Asset and Stock Purchase Agreement has been filed as
Exhibit 99.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (c)     Exhibits

          2.1 Asset and Stock Purchase Agreement, dated as of February 21, 2003, by and among Tufco Technologies, Inc., Tufco, L.P., and Trimaco, LLC.

         99.1     Press Release dated February 21, 2003.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TUFCO TECHNOLOGIES, INC.



Dated:  February 27, 2003       By: /s/ MICHAEL B. WHEELER
                                  ------------------------------------------
                                    Michael B. Wheeler
                                    Vice President and Chief Financial Officer

                                 EXHIBITS INDEX

Exhibit
Number          Description
------          -----------
 2.1            Asset and Stock Purchase Agreement, dated as of February 21,
                2003, by and among Tufco Technologies, Inc., Tufco, L.P., and
                Trimaco, LLC.

99.1            Press Release dated February 21, 2003.